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                                                                  CONFORMED COPY

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 27, 2005
                                                     -----------------------


                               CAMBREX CORPORATION
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             (Exact name of Registrant as specified in its charter)

           DELAWARE                   1-10638               22-2476135
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

         ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY          07073
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:     (201) 804-3000
                                                     ---------------------


Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                               CAMBREX CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT
                                JANUARY 27, 2005

SECTION 2 - FINANCIAL INFORMATION
ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On January 27, 2005, Cambrex Corporation issued a press release announcing its financial results for the fourth quarter and full-year 2004. The Press Release is attached to this Form 8-K as Exhibit 99.1. This Press Release and accompanying financial tables include non-GAAP financial information with reconciliation to GAAP measures. Cambrex management believes that the non-GAAP information is an additional meaningful measure of current operating performance and more comparable to historical financial results. Pro forma results are presented to reflect the results of operations before the previously announced Biopharma goodwill impairment.

      Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            (99.1) Press release issued by Cambrex Corporation dated January 27,
                   2005.

      Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                           CAMBREX CORPORATION


Date:   January 27, 2005                    By:  /s/Luke M. Beshar
      ---------------------                    ------------------------
                                            Name:   Luke M. Beshar
                                            Title:  Executive Vice President
                                                    Chief Financial Officer
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     EXHIBIT 99.1 - Cambrex Corporation Press Release dated January 27, 2005